October 14, 2025 3Q25 Financial Results Exhibit 99

3Q25 Financial highlights

ROTCE[1]	CET1 capital ratios[2]	Std. RWA[3] **$1.9T**
20%	Std. **14.8%** | Adv. **14.9%**	Cash and marketable securities[4] **$1.5T**
	Total Loss-Absorbing Capacity[2] **$568B**	Average loans **$1.4T**

Income statement

- 3Q25 net income of $14.4B and EPS of $5.07
- Managed revenue of $47.1B[5]
- Expense of $24.3B and managed overhead ratio of 52%[5]

Balance sheet

- Loans: average loans of $1.4T up 7% YoY and 3% QoQ
- Deposits: average deposits of $2.5T up 6% YoY and 1% QoQ
- CET1 capital of $287B[2]
  - Standardized CET1 capital ratio of 14.8%[2]; Advanced CET1 capital ratio of 14.9%[2]

Capital distributed

- Common dividend of $4.1B or $1.50 per share
- $8.0B of common stock net repurchases[6]
- Net payout LTM of 73%[6,7]

[1] See note 3 on slide 9
[2] Represents the estimated Basel III common equity Tier 1 ("CET1") capital and ratio and Total Loss-Absorbing Capacity for the current period. See note 1 on slide 10
[3] Standardized risk-weighted assets ("RWA"). Estimated for the current period. See note 1 on slide 10
[4] Cash and marketable securities represent HQLA and unencumbered marketable securities. Estimated for the current period. See note 2 on slide 10
[5] See note 1 on slide 9
[6] Includes the net impact of employee issuances. Excludes excise tax and commissions
[7] Last twelve months ("LTM")

JPMorganChase
1

3Q25 Financial results[1]

$B, EXCEPT PER SHARE DATA

	3Q25	$ O/(U) 2Q25	$ O/(U) 3Q24
Net interest income	$24.1	$0.8	$0.5
Noninterest revenue	23.0	0.7	3.3
Managed revenue[1]	47.1	1.4	3.8
Expense	24.3	0.5	1.7
Credit costs	3.4	0.6	0.3
Net income	$14.4	($0.6)	$1.5
Net income applicable to common stockholders	$14.0	($0.6)	$1.5
EPS – diluted	$5.07	($0.17)	$0.70
ROE[2]	17%	18%	16%
ROTCE[2,3]	20	21	19
Overhead ratio – managed[1,2]	52	52	52
Effective tax rate[2]	23.2	18.0	24.0
Managed tax rate[1,2,4]	25.9	21.3	26.9
Memo:			
NII excluding Markets[5]	$23.4	$0.6	($0.1)
NIR excluding Markets[5]	14.8	0.8	2.1
Markets revenue	8.9	0.0	1.8
Managed revenue[1]	47.1	1.4	3.8
Adjusted expense[6]	$24.2	$0.6	$1.9
Adjusted overhead ratio[1,2,6]	51%	52%	51%

$B	3Q25	2Q25	3Q24
Net charge-offs	$2.6	$2.4	$2.1
Reserve build/(release)	0.8	0.4	1.0
Credit costs	$3.4	$2.8	$3.1

FINANCIAL PERFORMANCE

- Net income of $14.4B, up 12% YoY
- Revenue of $47.1B, up 9% YoY; NII of $24.1B, up 2% YoY; NIR of $23.0B, up 16% YoY
  - NII ex. Markets of $23.4B, flat YoY, driven by the impact of lower rates and deposit margin compression, predominantly offset by higher revolving balances in Card Services and higher wholesale deposit balances
  - NIR ex. Markets of $14.8B, up 16% YoY, largely driven by higher asset management fees in AWM and CCB, higher investment banking fees, higher auto operating lease income and higher Payments fees
  - Markets revenue of $8.9B, up 25% YoY
- Expense of $24.3B, up 8% YoY, predominantly driven by higher compensation, including higher revenue-related compensation and growth in front office employees, as well as higher brokerage expense and distribution fees, higher auto lease depreciation and higher marketing expense, partially offset by lower legal expense
- Credit costs of $3.4B
  - NCOs of $2.6B, up $506mm, predominantly driven by Wholesale and Card Services
  - Net reserve build of $810mm included $608mm in Consumer and $205mm in Wholesale

LINE OF BUSINESS DETAIL

3Q25	Net income ($B)	ROE	O/H ratio
CCB	$5.0	35%	53%
CIB	6.9	18	49
AWM	1.7	40	63

Note: Totals may not sum due to rounding
[1] See note 1 on slide 9
[2] Actual numbers for all periods, not over/(under)
[3] See note 3 on slide 9
[4] Reflects fully taxable-equivalent ("FTE") adjustments of $693mm in 3Q25
[5] See note 2 on slide 9
[6] See note 4 on slide 9

JPMorganChase

2

Fortress balance sheet

$B, EXCEPT PER SHARE DATA

	3Q25	2Q25	3Q24
Risk-based capital metrics[1]			
CET1 capital	$287	$284	$273
CET1 capital ratio – Standardized	14.8%	15.1%	15.3%
CET1 capital ratio – Advanced	14.9	15.2	15.5
Basel III Standardized RWA	$1,935	$1,883	$1,783
Leverage-based capital metric[2]			
Firm SLR	5.8%	5.9%	6.0%
Liquidity metrics[3]			
Firm LCR	110%	113%	114%
Bank LCR	117	120	121
Total excess HQLA	$241	$274	$272
HQLA and unencumbered marketable securities	1,511	1,543	1,477
Balance sheet metrics			
Total assets (EOP)	$4,560	$4,552	$4,210
Deposits (average)	2,525	2,505	2,383
Tangible book value per share[4]	105.70	103.40	96.42

STANDARDIZED CET1 RATIO[1]



15.1%
75 bps
(64 bps)
(41 bps)
8 bps
(1 bps)
14.8%
2Q25
Net income[5]
Capital Distributions[6]
RWA
AOCI[7]
Other[8]
3Q25

STANDARDIZED RISK-WEIGHTED ASSETS ($B)[1]



1,883
36
2
15
1,935
2Q25
Lending[9]
Market Risk
Credit Risk ex. Lending
3Q25

Note: Totals may not sum due to rounding
[1] Estimated for the current period. See note 1 on slide 10
[2] Estimated for the current period. Represents the supplementary leverage ratio ("SLR")
[3] Estimated for the current period. Liquidity Coverage Ratio ("LCR") represents the average LCR for the Firm and JPMorgan Chase Bank, N.A. ("Bank"). See note 2 on slide 10
[4] See note 3 on slide 9

[5] Reflects Net Income Applicable to Common Equity
[6] Includes net share repurchases and common dividends
[7] As provided in the capital rules, excludes AOCI on cash flow hedges and DVA related to structured notes
[8] Primarily CET1 capital deductions
[9] Includes Loans and Commitments

JPMorganChase

3

CCB CIB AWM Corp.

Consumer & Community Banking[1]

SELECTED INCOME STATEMENT DATA ($MM)

		$ O/(U)	
	3Q25	2Q25	3Q24
Revenue[2]	$19,473	$626	$1,682
Banking & Wealth Management	11,040	342	950
Home Lending	1,260	10	(35)
Card Services & Auto	7,173	274	767
Expense	10,296	438	710
Credit costs	2,538	456	(257)
Net charge-offs (NCOs)	1,963	(123)	44
Change in allowance	575	579	(301)
Net income	$5,009	($160)	$963

FINANCIAL PERFORMANCE

- Net income of $5.0B, up 24% YoY
- Revenue of $19.5B, up 9% YoY, predominantly driven by higher net interest income in Card Services on higher revolving balances and in Banking & Wealth Management on higher deposit margin, reflecting the impact of changes in funds transfer pricing[2]
- Expense of $10.3B, up 7% YoY, predominantly driven by higher auto lease depreciation, higher marketing expense and higher compensation for bankers and advisors
- Credit costs of $2.5B
  - NCOs of $2.0B, up $44mm YoY, primarily driven by Card Services
  - Net reserve build of $575mm, driven by loan growth in Card Services and updates to certain macroeconomic variables in Card Services and Home Lending, partially offset by reduced borrower uncertainty

KEY DRIVERS / STATISTICS ($B)[3]

	3Q25	2Q25	3Q24
Average equity	$56.0	$56.0	$54.5
ROE	35%	36%	29%
Overhead ratio	53	52	54
Average loans	$580.4	$576.1	$572.5
Average deposits	1,058.0	1,060.4	1,053.7
Active mobile customers (mm)[4]	60.9	59.9	57.0
Debit & credit card sales volume[5]	$492.3	$487.2	$453.4

- Average loans up 1% YoY and QoQ
- Average deposits flat YoY and QoQ
- Active mobile customers up 7% YoY
- Debit & credit card sales volume up 9% YoY
- Client investment assets up 15% YoY and 7% QoQ

KEY DRIVERS / STATISTICS ($B) – DETAIL BY BUSINESS

	3Q25	2Q25	3Q24
Banking & Wealth Management			
Business Banking average loans	$18.9	$19.2	$19.5
Business Banking loan originations	0.8	0.9	1.1
Client investment assets (EOP)	1,232.4	1,155.0	1,067.9
Deposit margin	2.79%	2.76%	2.60%
Home Lending			
Average loans	$241.8	$242.7	$250.6
Loan originations[6]	13.9	13.5	11.4
Third-party mortgage loans serviced (EOP)	663.6	653.3	656.1
Net charge-off/(recovery) rate	(0.11)%	(0.04)%	(0.07)%
Card Services & Auto			
Card Services average loans	$234.4	$228.4	$217.3
Auto average loans and leased assets	87.9	86.6	84.9
Auto loan and lease originations	12.0	11.3	10.0
Card Services net charge-off rate	3.15%	3.40%	3.24%
Card Services net revenue rate	10.03	10.06	9.91
Card Services sales volume[5]	$344.4	$340.0	$316.6

[1] See note 1 on slide 9
[2] See note 3 on slide 10
For additional footnotes see slide 11

JPMorganChase

4

CCB | CIB | AWM | Corp.

Commercial & Investment Bank[1]

SELECTED INCOME STATEMENT DATA ($MM)

		$ O/(U)	
	3Q25	2Q25	3Q24
Revenue	$19,878	$343	$2,863
Investment Banking revenue	2,694	10	340
Payments	4,917	182	547
Lending	1,872	43	(22)
Other	-	-	(28)
Total Banking & Payments	9,483	235	837
Fixed Income Markets	5,613	(77)	962[2]
Equity Markets	3,331	85	830[2]
Securities Services	1,423	5	97
Credit Adjustments & Other	28	95	137
Total Markets & Securities Services	10,395	108	2,026
Expense	9,722	81	971
Credit costs	809	113	493
Net income	$6,901	$251	$1,210

KEY DRIVERS / STATISTICS ($B)[3]

	3Q25	2Q25	3Q24
Average equity	$149.5	$149.5	$132.0
ROE	18%	17%	17%
Overhead ratio	49	49	51
IB fees ($mm)	$2,627	$2,513	$2,267
Average Banking & Payments loans[4]	353.6	345.4	348.4
Average client deposits[5]	1,111.1	1,089.8	966.0
Assets under custody ($T)	40.1	38.0	35.8
Net charge-off/(recovery) rate[6]	0.43%	0.25%	0.13%

FINANCIAL PERFORMANCE

- Net income of $6.9B, up 21% YoY; revenue of $19.9B, up 17% YoY
- Banking & Payments revenue
  - IB revenue of $2.7B, up 14% YoY, driven by higher fees across all products
  - Payments revenue of $4.9B, up 13% YoY; excluding the net impact of equity investments, which included higher markdowns in the prior year, revenue up 6%, driven by higher deposit balances and fee growth, partially offset by deposit margin compression
  - Lending revenue of $1.9B, down 1% YoY
- Markets & Securities Services revenue
  - Markets revenue of $8.9B, up 25% YoY
    - Fixed Income Markets revenue of $5.6B, up 21% YoY, largely driven by higher revenue in Rates, Credit and the Securitized Products Group[7]
    - Equity Markets revenue of $3.3B, up 33% YoY, predominantly driven by higher revenue across products, particularly in Prime
  - Securities Services revenue of $1.4B, up 7% YoY, driven by higher deposit balances as well as fee growth on higher client activity and market levels, partially offset by deposit margin compression
- Expense of $9.7B, up 11% YoY, largely driven by higher compensation and brokerage expense
- Credit costs of $809mm, driven by net lending activity, the impact of charge-offs related to what appears to be borrower-related collateral irregularities in certain secured lending facilities and changes in credit quality of certain exposures, partially offset by updates to macroeconomic variables
  - NCOs of $567mm and net reserve build of $242mm

REVENUE BY CLIENT COVERAGE SEGMENT ($MM)

		$ O/(U)	
	3Q25	2Q25	3Q24
Banking & Payments revenue[8]	$9,483	$235	$837
Global Corporate & Investment Banking[9]	6,544	225	789
Commercial Banking	2,939	10	48
Commercial & Specialized Industries[10]	2,038	(29)	107
Commercial Real Estate Banking	901	39	(59)

[1] See note 1 on slide 9; For additional footnotes see slide 11

JPMorganChase

5

CCB CIB AWM Corp.

Asset & Wealth Management[1]

SELECTED INCOME STATEMENT DATA ($MM)

		$ O/(U)	
	3Q25	2Q25	3Q24
Revenue	$6,066	$306	$627
Asset Management	2,916	211	391
Global Private Bank	3,150	95	236
Expense	3,818	85	179
Credit costs	59	13	55
Net income	$1,658	$185	$307

KEY DRIVERS / STATISTICS ($B)[2]

	3Q25	2Q25	3Q24
Average equity	$16.0	$16.0	$15.5
ROE	40%	36%	34%
Pretax margin	36	34	33
Assets under management ("AUM")	$4,599	$4,343	$3,904
Client assets	6,838	6,421	5,721
Average loans	250.7	240.6	229.3
Average deposits	241.5	248.4	236.5

FINANCIAL PERFORMANCE

- Net income of $1.7B, up 23% YoY
- Revenue of $6.1B, up 12% YoY, predominantly driven by growth in management fees due to strong net inflows and higher average market levels, as well as higher brokerage activity
- Expense of $3.8B, up 5% YoY, driven by higher compensation, primarily higher revenue-related compensation and continued growth in private banking advisor teams, as well as higher distribution fees, largely offset by lower legal expense
- Credit costs of $59mm, driven by the impact of a charge-off related to a single client
  - NCOs of $62mm and net reserve release of $3mm
- AUM of $4.6T was up 18% YoY and client assets of $6.8T were up 20% YoY, each driven by continued net inflows and higher market levels
  - For the quarter, AUM had long-term net inflows of $72B and liquidity net inflows of $37B
- Average loans of $251B, up 9% YoY and 4% QoQ
- Average deposits of $241B, up 2% YoY and down 3% QoQ

[1] See note 1 on slide 9
[2] Actual numbers for all periods, not over/(under)

JPMorganChase

6

Corporate1 1 See note 1 on slide 9 2 See note 3 on slide 10 CCB CIB AWM Corp. SELECTED INCOME STATEMENT DATA ($MM) FINANCIAL PERFORMANCE ⚫ Revenue of $1.7B, down $1.4B YoY ⚫ Net interest income of $1.4B, down $1.5B YoY, predominantly driven by the impact of lower rates and changes in funds transfer pricing2 for consumer deposits ⚫ Noninterest revenue of $297mm, up $142mm YoY ⚫ Expense of $445mm, down $144mm YoY $ O/(U) 3Q25 2Q25 3Q24 Revenue $1,703 $165 ($1,367) Net interest income 2 1,406 (83) (1,509) Noninterest revenue 297 248 142 Expense 445 (102) (144) Credit costs (3) (28) 1 Net income $825 ($870) ($985) 7

Net interest income excluding Markets of ~$95B – YoY growth driven by balance sheet growth and mix, partially offset by the impact of lower rates Outlook1 1 See notes 1, 2 and 4 on slide 9 3Q25YTD 4Q outlook (market dependent) FY25 implied Net interest income excluding Markets $68.7B ~$23.5B ~$92.2B Net interest income $70.8B ~$25B ~$95.8B Adjusted expense $71.4B ~$24.5B ~$95.9B 2025 outlook 2026 central case (preliminary analysis) 2025 outlook Card Services NCO rate ~3.3% 8

Notes on non-GAAP financial measures 1. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm as a whole and for each of the reportable business segments and Corporate on a fully taxable-equivalent basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue from year-to-year arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by each of the lines of business and Corporate. For a reconciliation of the Firm’s results from a reported to managed basis, refer to page 7 of the Earnings Release Financial Supplement 2. In addition to reviewing net interest income (“NII”) and noninterest revenue (“NIR”) on a managed basis, management also reviews these metrics excluding Markets, which is composed of Fixed Income Markets and Equity Markets. Markets revenue consists of principal transactions, fees, commissions and other income, as well as net interest income. These metrics, which exclude Markets, are non-GAAP financial measures. Management reviews these metrics to assess the performance of the Firm’s lending, investing (including asset-liability management) and deposit-raising activities, apart from any volatility associated with Markets activities. In addition, management also assesses Markets business performance on a total revenue basis as offsets may occur across revenue lines. For example, securities that generate net interest income may be risk-managed by derivatives that are reflected at fair value in principal transactions revenue. Management believes these measures provide investors and analysts with alternative measures to analyze the revenue trends of the Firm. For a reconciliation of NII and NIR from reported to excluding Markets, refer to page 28 of the Earnings Release Financial Supplement. For additional information on Markets revenue, refer to pages 81-82 of the Firm’s 2024 Form 10-K 3. Tangible common equity (“TCE”), return on tangible common equity (“ROTCE”) and tangible book value per share (“TBVPS”) are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than mortgage servicing rights), net of related deferred tax liabilities. For a reconciliation from common stockholders’ equity to TCE, refer to page 10 of the Earnings Release Financial Supplement. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. Book value per share was $124.96, $122.51 and $115.15 at September 30, 2025, June 30, 2025 and September 30, 2024, respectively. TCE, ROTCE and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity 4. Adjusted expense and adjusted overhead ratio are each non-GAAP financial measures. Adjusted expense represents noninterest expense excluding Firmwide legal expense of $62mm, $118mm and $259mm for the three months ended September 30, 2025, June 30, 2025 and September 30, 2024, respectively. For the nine months ended September 30, 2025, noninterest expense was $71.7B and Firmwide legal expense was $301mm. The adjusted overhead ratio measures the Firm’s adjusted expense as a percentage of managed net revenue. Management believes this information helps investors understand the effect of these items on reported results and provides an alternate presentation of the Firm’s performance 9

Additional notes 1. As of January 1, 2025, the benefit from the Current Expected Credit Losses ("CECL") capital transition provision had been fully phased-out; as of September 30, 2024, CET1 capital and Total Loss-Absorbing Capacity reflected the remaining $720mm CECL benefit. Refer to Note 21 of the Firm's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025 and Note 27 of the Firm’s 2024 Form 10-K for additional information 2. Total excess high-quality liquid assets (“HQLA”) represent the average eligible unencumbered liquid assets that are in excess of what is required to meet the estimated Firm and Bank total net cash outflows over a prospective 30 calendar-day period of significant stress under the LCR rule. HQLA and unencumbered marketable securities include end-of-period HQLA, excluding regulatory prescribed haircuts under the LCR rule where applicable, for both the Firm and the excess HQLA-eligible securities included as part of the excess liquidity at JPMorgan Chase Bank, N.A., which are not transferable to non-bank affiliates and thus excluded from the Firm’s LCR. Also include other end-of-period unencumbered marketable securities, such as equity and debt securities. Does not include borrowing capacity at Federal Home Loan Banks and the discount window at the Federal Reserve Bank. Refer to Liquidity Risk Management on pages 50-57 of the Firm’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025 and pages 108-115 of the Firm’s 2024 Form 10-K for additional information 3. During the fourth quarter of 2024, the Firm made a change to its funds transfer pricing with respect to consumer deposits, resulting in an increase in the funding benefit reflected within CCB net interest income which is fully offset within Corporate net interest income. Refer to page 19 of the Firm's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2025 and page 71 of the Firm’s 2024 Form 10-K for additional information 10

Additional notes on slides 4-5 Slide 4 – Consumer & Community Banking 3. Actual numbers for all periods, not over/(under) 4. Users of all mobile platforms who have logged in within the past 90 days 5. Excludes Commercial Card 6. Firmwide mortgage origination volume was $16.9B, $16.3B and $13.3B for the three months ended September 30, 2025, June 30, 2025 and September 30, 2024, respectively Slide 5 – Commercial & Investment Bank 2. In the fourth quarter of 2024, certain net funding costs that were previously allocated to Fixed Income Markets were reclassified to Equity Markets. Prior-period amounts have been revised to conform with the current presentation 3. Actual numbers for all periods, not over/(under) 4. On January 1, 2025, $5.6B of loans were realigned from Global Corporate Banking to Fixed Income Markets 5. Client deposits and other third-party liabilities (“client deposits”) pertain to the Payments and Securities Services businesses 6. Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate 7. Securitized Products Group is comprised of Securitized Products and tax-oriented investments 8. Refer to page 78 of the Firm’s Annual Report on Form 10-K for the year ended December 31, 2024 for a description of each of the client coverage segments 9. In the second quarter of 2025, amounts were reclassified from Other to Global Corporate Banking & Global Investment Banking reflecting the subsequent alignment of certain business activities after the Firm’s Business Segment reorganization in the second quarter of 2024. Prior-period amounts have been revised to conform with the current presentation 10. In the second quarter of 2025, the Middle Market Banking client coverage segment was renamed Commercial & Specialized Industries 11

Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2024 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2025, which have been filed with the Securities and Exchange Commission and are available on JPMorgan Chase & Co.’s website (https://jpmorganchaseco.gcs-web.com/ir/sec-other- filings/overview), and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update any forward-looking statements. 12